                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 3, 2010

                     ANGELES INCOME PROPERTIES, LTD. 6

           (Exact name of Registrant as specified in its charter)

California	0-16210	95-4106139
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Angeles Income Properties, Ltd. 6, a California limited partnership (the “Registrant”), owns Homestead Apartments (“Homestead”), a 168-unit apartment complex located in Lansing, Michigan.  As previously disclosed, on October 26, 2009, the Registrant entered into a Purchase and Sale Contract (the “Purchase Contract”) with a third party, Homestead on Lake Lansing, LLC, a Michigan limited liability company (the “Purchaser”), to sell Homestead for a total sales price of $7,000,000.

As previously disclosed, on January 25, 2010, the Purchaser delivered written notice of its election to terminate the Purchase Contract.  Pursuant to its terms, the Purchase Contract was terminated.

On February 3, 2010, the Registrant and the Purchaser entered into a Reinstatement and First Amendment to Purchase and Sale Contract (the “First Amendment”), pursuant to which the Purchase Contract was reinstated at the same sales price of $7,000,000 and the non-refundable portion of the initial $50,000 deposit was increased from $10,000 to $20,000.  In addition, under the terms of the First Amendment, the Purchaser agreed to pay an additional refundable deposit of $25,000 to the escrow agent on February 15, 2010.  The financing approval period was extended from January 25, 2010 to March 26, 2010 and the expected closing date was extended from April 9, 2010 to April 26, 2010.  The parties agreed that the closing date may be extended without penalty at the option of the Seller to a date not later than May 26, 2010 with written notice to the Purchaser.  Upon expiration of the financing approval period, on March 26, 2010, the Purchaser has agreed to pay an additional deposit of $75,000 to the escrow agent.  At that time, the escrow agent will release $50,000 to the Registrant and will continue to hold $100,000, all of which will be considered non-refundable deposits.

The summary of the terms and conditions of the First Amendment is qualified in its entirety by reference to the Reinstatement and First Amendment, a copy of which is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibit

10.42       Reinstatement and First Amendment to Purchase and Sale Contract between Angeles Income Properties, Ltd. 6, a California limited partnership, and Homestead on Lake Lansing, LLC, a Michigan limited liability company, dated February 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGELES INCOME PROPERTIES, LTD. 6

By:   Angeles Realty Corporation II

General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: February 9, 2010